INVESTOR PRESENTATION I 1st QUARTER W O R K IN G T O G E T H E R . B U IL D IN G S U C C ES S. ®

WORKING TOGETHER BUILDING SUCCESS 2 TABLE OF CONTENTS PAGE 4 PROFILE, CULTURE, STRATEGY & INVESTMENT RATIONALE PAGE 13 BUILT ON A SOLID FOUNDATION PAGE 28 Q1 2025 FINANCIAL INSIGHTS PAGE 37 Q1 2025 APPENDIX

3 Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), and the earnings release for the first quarter ended March 31, 2025 (the “First Quarter Earnings Release”) included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on April 22, 2025, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its quarterly report on Form 10-Q for the quarter ended March 31, 2025 (the “First Quarter Form 10-Q”) with the SEC on or about May 1, 2025. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2024 Form 10-K under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward- looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. SAFE HARBOR STATEMENT

PROFILE, CULTURE, STRATEGY & INVESTMENT RATIONALE 4

NASDAQ: PEBO PEBO GEOGRAPHIC PROFILE 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* CURRENT PEBO FOOTPRINT * According to FDIC annual summary of deposits as of June 30, 2024. Loans: $6.4 billion Assets: $9.2 billion Deposits: $7.7 billion Market Cap: $1.1 billion Assets Under Admin/Mgmt: $3.7 billion PEBO SNAPSHOT AS OF MARCH 31, 2025 WV VAKY OH MD DC COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON

6 CORPORATE CULTURE NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA for our employees, clients, shareholders, and local communities. ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS In 2025 and beyond, we are committed to continuing to conduct our business in a manner that aligns with our values, our ESG areas of focus, and our investment rationale. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at peoplesbancorp.com/esg Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR CORE VALUES

NASDAQ: PEBO STRATEGIC ROAD MAP 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

SINCE 2016, WE HAVE BEEN PROACTIVELY PREPARING TO CROSS $10 BILLION IN ASSETS AND BEYOND PREPARATION CROSSING $10 BILLION 20252016-2022 2023 2024 Core System Conversion 2016 Revamped online and mobile banking experience 2022 Implemented best-in-class Customer Relationship Management Solution (Salesforce) Upgraded to Microsoft 365 for all associates Implemented more robust fraud detection & monitoring Cloud native business and commercial loan origination system (nCino) Implementing Governance, Risk & Compliance (GRC) system Deployed Robotic Process Automation in some business processes 2022-2023 Implemented system access provisioning tools Implemented Small Business Administration (SBA) specific loan origination system Interactive Teller Machine Deployment Implemented best-in-class Insurance Agency Management Software (Applied Epic) 8 NASDAQ: PEBO 2022: Internal Readiness Assessment for crossing $10 billion completed 2023: External Readiness Assessment for crossing $10 billion completed by third party expert

NASDAQ: PEBO 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LEADING EDGE PRODUCTS, TECHNOLOGY AND CAPABILITIES CREDIT CARD SOLUTIONS Purchasing card, ghost card, virtual card, credit cards for consumers and small business COMMERCIAL CAPABILITIES Remote deposit capture, sweep accounts and more FRAUD PREVENTION TOOLS Positive pay, reverse positive pay, debit card on/off switch, 24/7 fraud monitoring and more SPECIALTY FINANCE Online applications and servicing for leasing and premium finance BANKING MOBILE APP Mobile check deposit, Zelle, Apple Pay, ACH approval and more Google Play Store Rating: 4.6 Stars INVESTMENT and INSURANCE APPS Google Play Store Rating as of April 7, 2025

NASDAQ: PEBO 10 INVESTMENT RATIONALE *Non-interest income, excluding gains and loses, was 24% of total revenue for Q1 2025 • Strongest deposit market share positions in rural markets where we can affect pricing. Top 3 market share in 35 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.) • Greater revenue diversity than average $1 -$10 billion bank, with a fee income ratio of 24%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses UNIQUE COMMUNITY BANKING MODEL • Top 10 bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $3.7 billion in assets under administration and management, including brokerage, trust and retirement planning as of March 31, 2025 • Top 100 U.S. equipment leasing company (North Star Leasing and Vantage Financial, LLC combined) STRONG, DIVERSE SOURCES OF FEE INCOME

NASDAQ: PEBO 11WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO INVESTMENT RATIONALE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven acquisition and integration capabilities and scalable infrastructure CAPACITY TO GROW OUR FRANCHISE • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.41 declared in Q1 2025 • Based on the closing stock price of Peoples’ common shares of $27.85 on April 17, 2025, the quarterly dividend produces an annualized yield of 5.89% ATTRACTIVE DIVIDEND OPPORTUNITY • Integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and data COMMITED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE

FOUR YEARS IN A ROW Best of the Tri-State 2024 NASDAQ: PEBO EXTERNAL RECOGNITION 12

NASDAQ: PEBO BUILT ON A SOLID FOUNDATION CAPITAL, CREDIT AND LIQUIDITY 13

14 NASDAQ: PEBO 4.20% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% P R K P E B O FF B C T H FF S R C E S T B A C H C O FC F G A B C C C N E S Y B T C T B I N W B I N B T B A U B FR M E LK FN C B U W S B C T O W N H B N C T M P FI S I FM N B P FC S A S R E G B N PEER GROUP-NET INTEREST MARGIN NEAR BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 12/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. DATA AS OF DECEMBER 31, 2024 UNIV. $1-$10 B AVERAGE: 3.32% NET INTEREST MARGIN

NASDAQ: PEBO 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 1.19% 1.10% 0.94% 0.87% 0.84% 0.83% 0.82% 0.84% 1.43% 1.37% 1.32% 1.27% 1.38% 1.17% 1.19% 1.47% 1.61% 1.33% 1.30% 1.38% 1.27% 1.41% 1.30% 1.12% 1.00% 0.94% 1.10% 0.80% 0.75% 1.25% 1.75% FY2021 FY2022 FY2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Avg. $1-$10 Billion Universe PEBO PEBO Adjusted Peer Average RETURN ON AVERAGE ASSETS NEAR BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN PEOPLES ADJUSTED ROAA OVER THE LAST 3 YEARS *Non-US GAAP financial measure. See Appendix. **$1-10 Billion Universe reflects such banks as of the most recent period presented. Source: S&P Global Market Intelligence, as of 12/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. RETURN ON AVERAGE ASSETS (ROAA)

16 NASDAQ: PEBO 1.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% E G B N LK FN FI S I S A S R C C N E A U B FR M E FF B C C T B I S R C E P FC S T B A T O W N FC F S Y B T W S B C P E B O H B N C FM N B T H FF G A B C N W B I T M P N B T B C H C O P R K C B U PEER GROUP - TOTAL DEPOSIT COST (%) COST OF DEPOSITS Source: S&P Global Market Intelligence, as of 12/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. UNIV. $1-$10 B AVERAGE: 2.24% PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF DECEMBER 31, 2024 PEER GROUP - TOTAL DEPOSIT COST (%)

NASDAQ: PEBO 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 84% 0% 20% 40% 60% 80% 100% 120% S T B A S A S R P F C P R K S R C E F C F T M P N W B I S Y B T A U B W S B C F R M E C T B I F IS I H B N C E G B N L K F N N B T B C C N E P E B O C H C O F F B C T H F F T O W N C B U G A B C F M N B PEER GROUP - LOANS / DEPOSITS LOAN-TO-DEPOSIT RATIO Source: S&P Global Market Intelligence, as of 12/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. PEBO IS BELOW THE AVERAGE OF THE $1-$10 BILLION BANK UNIVERSE IN TERMS OF LOAN-TO-DEPOSIT RATIO PEER P - LOAN-TO-DEPOSIT RATIO DATA AS OF DECEMBER 31, 2024 UNIV. $1-$10 B AVERAGE: 89%

18 NASDAQ: PEBO LOAN YIELD 4.58% 4.73% 5.64% 5.93% 6.02% 6.16% 6.11% 4.48% 5.13% 6.73% 7.18% 7.20% 7.40% 7.13% 4.20% 4.48% 5.69% 5.98% 6.08% 6.21% 6.10% 4.00% 5.00% 6.00% 7.00% 8.00% FY2021 FY2022 FY2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Avg. $1-$10 Billion Universe PEBO Peer Average PEBO IS ABOVE THE AVERAGE OF THE PEER GROUP IN TERMS OF LOAN YIELD PEER GROUP - LOAN YIELD DATA AS OF DECEMBER 31, 2024 *Non-US GAAP financial measure. See Appendix. **$1-10 Billion Universe reflects such banks as of the most recent period presented. Source: S&P Global Market Intelligence, as of 12/31/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC.

NASDAQ: PEBO 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 187% of risk based capital as of 3/31/2025 • Very limited out-of-market lending • Growing consumer portfolios organically and through acquisitions POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for C&I relationships >$40 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings • Internal loan reviews are performed annually on all commercial loans > $1 million • Quarterly, the CECL Assumptions Group provides recommendations on the allowance for credit losses (“ACL”) based on their review of economic forecasts and the loan portfolio metrics *Also referred to throughout this document as “total loans” and “loans held for investment” CREDIT RISK MANAGEMENT PROCESS

20 NASDAQ: PEBO 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $20 $40 $60 $80 $100 FY-21 FY-22 FY-23 FY-24 YTD-25 NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS CRE Residential C&I HELOC Consumer NPA as a percent of Total Assets CRITICIZED AND CLASSIFIED LOANS NPAS AS A PERCENT OF TOTAL ASSETS HAVE REMAINED UNDER 0.70% N PA ’S IN $ M IL LI O N S NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS ASSET QUALITY

NASDAQ: PEBO 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 29.11% 28.50% 26.66% 26.02% 22.06% 16.40% 13.34% 13.60% 14.16% 12.06% 0% 10% 20% 30% 40% FY-21 FY-22 FY-23 FY-24 YTD-25 CRITICIZED AND CLASSIFIED LOANS CRITICIZED LOANS / TIER 1 CAPITAL + ALLL CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CRITICIZED AND CLASSIFIED LOANS ASSET QUALITY

22 NASDAQ: PEBO 259% 170% 0% 50% 100% 150% 200% 250% 300% 350% 400% E G B N S A S R T M P A U B F IS I S T B A $ 1- 10 B A ve ra g e S Y B T W S B C T H F F P F C T O W N C C N E F C F L K F N F F B C H B N C F M N B C H C O N B T B G A B C P E B O C B U F R M E P R K N W B I S R C E PEER GROUP-CRE LOANS / RISK-BASED CAPITAL DATA AS OF DECEMBER 31, 2024 PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS IN TERMS OF CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/24. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. CRE CONCENTRATION ANALYSIS PEER GROUP – CRE LOANS / RISK-BASED CAPITAL DATA AS OF DECEMBER 31, 2024

NASDAQ: PEBO 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 47% 35% 0% 20% 40% 60% 80% 100% 120% 140% E G B N F IS I S A S R T H F F S Y B T L K F N W S B C A U B T M P T O W N P F C $ 1- 10 B … C C N E F R M E F F B C F C F H B N C G A B C P E B O S T B A P R K C B U F M N B S R C E N B T B N W B I C H C O PEER GROUP - CONSTRUCTION, LAND AND DEVELOPMENT LOANS / RISK- BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/24. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. DATA AS OF DECEMBER 31, 2024 PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS IN TERMS OF CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE CONCENTRATION ANALYSIS

24 NASDAQ: PEBO 60% 40% SPECIALITY FINANCE PORTFOLIO LEASES PREIMUM FINANCE45% 36% 13% 6% CONSUMER LOAN PORTFOLIO RESIDENTIAL REAL ESTATE COSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 57%35% 8% COMMERICAL LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 61% 29% 10% TOTAL LOAN PORTFOLIO COMMERICAL CONSUMER SPECIALITY FINANCE Data as of March 31, 2025. LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION TOTAL LOAN PORTFOLIO = $6.4 BILLION COMMERCIAL CONSUMER SPECIALTY FINANCE 1 2 3 CONSUMER LOAN PORTFOLIO = $1.8 BILLION RESIDENTIAL REAL ESTATE CONSUMER, INDIRECT HOME EQUITY LI E OF CREDIT CONSUMER, DIRECT 1 2 3 4 COMMERCIAL LOAN PORTFOLIO = $3.9 BILLION COMMERCIAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 1 2 3 SPECIALTY FINANCE PORTFOLIO = $0.7 BILLION LEASES PREMIUM FINANCE 1 2

NASDAQ: PEBO 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 25% 21% 9% 6% 6% 4% 3% 3% 3% 2% 18% TOTAL C&I PORTFOLIO= $1.3 BILLION FOOD SERVICES RETAIL TRADE CONTRACTORS MANUFACTURING (FOOD, BEVERAGE, TEXTILE, LEATHER, WOOD, PAPER, CHEMICAL) REAL ESTATE AMBULATORY HEALTH CARE SERVICES WHOLESALE TRADE PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES TRANSPORTATION MACHINERY MANUFACTURING OTHER 18% 11% 11% 9%8% 5% 3% 4% 3% 2% 27% TOTAL CRE LOAN PORTFOLIO* = $2.2 BILLION APARTMENT RETAIL INDUSTRIAL OFFICE BUILDING LODGING ASSISTED LIVING WAREHOUSE RESTAURANT MIXED USE HEALTHCARE OTHER 52% 21% 19% 3% 3% 0% 0% 2% GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSLYVANIA OTHER STATES LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION Data as of March 31, 2025. *Total includes commercial real estate and construction loans, and exposure includes commitments. **Top ten categories in terms of loan size are shown (remaining categories in other) ^ EXCLUDES PREMIUM FINANCE, NORTH STAR LEASING AND VANTAGE LEASING TOTAL C&I PORTFOLIO* = $1.3 BILLION TOTAL CRE PORTFOLIO* = $2.2 BILLION 26% NORTH STAR LEASING BY SEGMENTGEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COM ITME OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSYLV IA OTHER STATES 1 2 3 4 5 6 7 8 FOOD SERVICES RETAIL TRADE CONTRACTORS MANUFACTURING REAL ESTATE AMBULATORY SERVICES WHOLESALE TRADE PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES TRANSPORTATION MACHINERY MANUFACTURING OTHER 1 2 3 4 5 6 7 8 9 10 11 APARTMENT RETAIL INDUSTRIAL OFFICE BUILDING LODGING ASSISTED LIVING WAREHOUSE RESTAURANT MIXED USE HEALTHCARE OTHER 1 2 3 4 5 6 7 8 9 10 11 RESTAURANT TITLED - VOCATIONAL TRUCKING/TRAILER/FLEET BREWERY/DISTILLERY HEAVY EQUIPMENT MANUFACTURING OTHER 1 2 3 4 5 6 7 21% 13% 10% 9% 8% 6% 33% NORTH STAR LEASING BY SEGMENT Restaurant Titled - Vocational Titled - Trucking/Trailer/Flee t Brewery/Distillery Heavy Equipment Manufacturing - Production Other

26 NASDAQ: PEBO • 10 straight years of increasing dividends • Dividend paid increased from $0.15 per share for Q3 2016 to $0.41 per share declared in Q1 2025 • Based on the closing stock price of Peoples’ common shares of $27.85 on April 17, 2025, the quarterly dividend produces an annualized yield of 5.89% DIVIDENDS PRUDENT USE OF CAPITAL STRENGTH IN THE CURRENT ENVIRONMENT (AS OF MARCH 31, 2025) • 4% annualized loan growth in Q1 2025 • 2% deposit growth in Q1 2025 ORGANIC GROWTH • Acquisitions completed since 2011: • 10 banks • 14 insurance • 4 investment • 2 equipment leasing • 1 premium finance ACQUISITION ACTIVITIES • Repurchased shares in 2020, 2022 ($7.4 million), 2023 ($3 million), 2024 ($3 million) and 2025 ($0.5 million) SHARE REPURCHASES 0.0% 0.5% 1.0% 1.5% 2.0% 2024202320222021202020192018201720162015 CASH DIVIDENDS (Paid on Common Shares) 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 $0.60 $0.64 $0.84 $1.16 $1.32 $1.37 $1.43 $1.50 $1.55 $1.59 CASH DIVIDENDS (Paid on Common Shares)

NASDAQ: PEBO 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO INVESTMENT RATIONALE CREDIT • NPAs of 0.50% as a percentage of total assets • 98.5% of loan portfolio “current” at quarter-end • Total outstanding balance of commercial office space was $192 million or 3.0% of total loans • 0.52% net charge-offs to average loans as of Q1 2025 CAPITAL • Continue to exceed the capital required by FRB to be deemed well capitalized. • Tier 1 capital ratio was 12.54% • Tangible book value per share was $20.68 DEPOSITS • Average retail customer deposit relationship: $26,000 • Median retail customer deposit relationship: $2,900 • 27% of our deposit balances exceeded FDIC1 insurance limits (18% if you exclude collateralized governmental deposits) • 76% of our deposits are retail deposits (consumer and small businesses) LIQUIDITY • Loan-to-deposit ratio of 83% • $723.7 million in liquefiable assets • $3.9 billion of contingent liquidity sources (nearly $1 billion of the available funding is from lines avail- able from the FHLB2 and the FRB3) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF MARCH 31, 2025) 1 Federal Deposit Insurance Corporation 2 Federal Home Loan Bank 3 Federal Reserve Bank

Q1 2025 FINANCIAL INSIGHTS 28

NASDAQ: PEBO 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q1 2025 HIGHLIGHTS & KEY IMPACTS LOAN TO DEPOSIT RATIO 83% NET INCOME $24 MILLION OR $0.68 PER DILUTED COMMON SHARE NET CHARGE-OFFS 0.52% OF AVERAGE TOTAL LOANS EFFICIENCY RATIO 60.7% RETURN ON AVERAGE ASSETS 1.07% NET INTEREST MARGIN 4.12% Q1 2025

$172,553 $253,442 $339,374 $348,701 $85,255 $69,254 $79,513 $93,950 $103,092 $27,462 $0 $100,000 $200,000 $300,000 $400,000 $500,000 FY-21 FY-22 FY-23 FY-24 YTD-25 RECORD TOTAL REVENUE IN 2024 NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES 30 TOTAL REVENUE NASDAQ: PEBO RECORD TOTAL REVENUE IN 2024 SOURCES OF FEE BASED INCOME NON-INTEREST INCOME YTD 2025 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME

22% 22% 19% 15% 22% NON-INTEREST INCOME YTD 2025 $27 MILLION INSURANCE ELECTRONIC BANKING TRUST & INVESTMENTS DEPOSIT ACCOUNT SERVICE CHARGES OTHER 41% 43% 16% TOTAL INVESTMENT REVENUE YTD 2025 $5 MILLION FIDUCIARY BROKERAGE EMPLOYEE BENEFITS NASDAQ: PEBO NON-INTEREST REVENUE COMPOSITION 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 3 4 SOURCES OF FEE BASED INCOME 50% 25% 14% 11% TOTAL INSURANCE REVENUE YTD 2025 $6 MILLION PROPERTY & CASUALTY COMMERICAL LINES PERFORMANCE BASED PROPERTY & CASUALTY PERSONAL LINES LIFE & HEALTH TOTAL INVESTMENT REVENUE YTD 2025 $5 MILLION 1 FIDUCIARY 2 BROKERAGE 3 EMPLOYEE BENEFITS 1 PROPERTY & CASUALTY COMMERCIAL LINES 2 PERFORMANCE BASED 3 PROPERTY & CASUALTY PERSONAL LINES 4 LIFE & HEALTH TOTAL INSURANCE REVENUE YTD 2025 $6 MILLION 1 INSURANCE 2 ELECTRONIC BANKING 3 TRUST & INVESTMENTS 4 DEPOSIT ACCOUNT SERVICE CHARGES 5 OTHER NON-INTEREST INCOME YTD 2025

63.51% 58.59% 54.35% 57.97% 60.68% 50.00% 60.00% 70.00% FY-21 FY-22 FY-23 FY-24 YTD-25 N O T T O S C A L E EFFICENCY RATIO ADJUSTED FOR NON-CORE ITEMS $- $100,000 $200,000 $300,000 FY-21 FY-22 FY-23 FY-24 YTD-25 CORE NON-INTEREST EXPENSE* CORE NON-INTEREST EXPENSES NON-CORE EXPENSES* 32 EXPENSE & EFFICIENCY RATIO THE RECENT ESCALATION IN EXPENSE WAS DUE TO ACQUISITIONS, AN INCREASE IN FTE1 DUE TO GROWTH, AND TECHNOLOGY INVESTMENTS. *Non-US GAAP financial measure. See Appendix. 1 Full-time employees OUR YTD-25 EFFICIENCY RATIO IS 60.68% NASDAQ: PEBO CORE NON-INTEREST EXPENSE* CORE NON-INTEREST EXPENSE* EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS*

16.9% 23.3% 25.6% 18.9% 14.7% 0.0% 10.0% 20.0% 30.0% FY-21 FY-22 FY-23 FY-24 YTD-25 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS EQUITY ADJUSTED FOR NON-CORE ITEMS NASDAQ: PEBO IMPROVEMENT IN KEY METRICS 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO RETURN ON AVERAGE ASSETS HAS BEEN AT LEAST 1.1% SINCE 2021 1 Non-US GAAP financial measure. See Appendix. 16.9% 25.6% RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS1 1.2% 1.5% 1.6% 1.3% 1.1% 0.0% 0.5% 1.0% 1.5% 2.0% FY-21 FY-22 FY-23 FY-24 YTD-25 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS

34 TOTAL LOAN GROWTH TOTAL LOANS* WERE $6.4 BILLION AS OF MARCH 31, 2025 *Also referred to throughout this document as “total loans and leases” and “loans held for investment” NASDAQ: PEBO TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS LIMESTONE ACQUIRED LOANS TOTAL ACQUIRED LEASES TOTAL PPP LOANS PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS $6,427 $- $3,500 $7,000 FY-21 FY-22 FY-23 FY-24 YTD-25 ($ M IL L IO N S ) TOTAL LOANS* AS OF MARCH 31, 2025 LIMESTONE ACQUIRED LOANS PREMIER FINANCIAL BANCORP, INC, ACQUIRED ANS TOTAL OANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS TOTAL ACQUIRED LEASES TOTAL LOANS NOT ACQUIRED

34% OF DEPOSIT BALANCES AS OF MARCH 31, 2025 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.5 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. DEPOSIT GROWTH NASDAQ: PEBO 35WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $- $2,000 $4,000 $6,000 $8,000 $10,000 FY-21 FY-22 FY-23 FY-24 YTD-25 DEPOSIT BALANCES AS OF DECEMBER 31, 2024 BROKER CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARI G DDs* NON-INTEREST-BEARING DDs*

36 2025 LOAN GROWTH EXPECT BETWEEN 4% AND 6%, COMPARED TO 2024 FEE-BASED INCOME ANTICIPATE GROWTH IN THE MIDDLE SINGLE DIGITS COMPARED TO 2024 CREDIT COSTS ANTICIPATE THE QUARTERLY RUN RATE FOR PROVISION FOR CREDIT LOSSES TO NORMALIZE DURING THE SECOND HALF OF 2025, AND BE SIMILAR TO OUR 2024 QUARTERLY RATE, EXCLUDING ANY POTENTIAL RECESSIONARY IMPACTS CORE NON-INTEREST EXPENSE ANTICIPATE POSITIVE OPERATING LEVERAGE, AND QUARTERLY NON-INTEREST EXPENSE TO BE BETWEEN $69 AND $71 MILLION FOR SECOND, THIRD AND FOURTH QUARTERS NET INTEREST MARGIN ANTICIPATED TO BE BETWEEN 4.00% AND 4.20%, ASSUMING 50 BASIS POINT REDUCTION IN RATES FROM FEDERAL RESERVE IN 2025 2025 FINANCIAL EXPECTATIONS NASDAQ: PEBO

NASDAQ: PEBO 37WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q1 2025 APPENDIX

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 38 CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest income $ 63,672 $ 68,885 $ 78,836 $ 87,413 $ 99,366 $ 27,099 Less: net gain (loss) on investment securities (368) (862) (61) (3,700) (416) (2) Less: net (loss) gain on asset disposals and other transactions (290) 493 (616) (2,837) (3,310) (361) Core non-interest income excluding gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 27,462 ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest expense $ 133,695 $ 183,737 $ 207,147 $ 266,487 $ 273,816 $ 70,787 Less: acquisition-related expenses 489 21,423 3,016 16,970 169 — Less: pension settlement charges 1,054 143 185 2,424 — — Less: COVID-19 related expenses 1,332 1,248 134 — — — Add: COVID -19 Employee Retention Credit — — — 548 — — Less: contract negotiation expenses — 1,248 — — — — Less: other non-core charges 1,055 579 — — — — Core non-interest expense $ 129,765 $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 70,787 ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest income $ 63,672 $ 68,885 $ 78,836 $ 87,413 $ 99,366 $ 27,099 Less: et gain (lo s) on i v stment securities (368) (862) (61) (3,700) (4) (2) Less: net (loss) gain on asset disposals and other transactions (290) 493 (616) (2,837) (3,310) (361) Core non-interest income excluding gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 27,462 ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest expense $ 133,695 $ 183,737 $ 207,147 $ 266,487 $ 273,816 $ 70,787 Less: acquisition-related expenses 489 21,423 3,016 16,970 169 — Less: pension settlement charges 1,054 143 185 2,424 — — Less: COVID-19 related expenses 1,332 1,248 134 — — — Add: COVID -19 Employee Retention Credit — — — 548 — — Less: contract negotiation expenses — 1,248 — — — — Less: other non-core charges 1,055 579 — — — — Core non-interest expense $ 129,765 $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 70,787 Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses. Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP since it excludes the impact of acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation expenses, pension settlement charges, and other non-recurring expenses.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 39 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Total non-interest expense $ 133,695 $ 183,737 $ 207,147 $ 266,847 $ 273,816 $ 70,787 Less: amortization on other intangible assets 3,223 4,775 7,763 11,222 11,161 2,213 Adjusted total non-interest expense $ 130,472 $ 178,962 $ 199,384 $ 255,625 $ 262,655 $ 68,574 Total non-interest income excluding net gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 27,462 Net interest income $ 138,923 $ 172,553 $ 253,442 $ 339,374 $ 348,701 $ 85,255 Add: fully taxable equivalent adjustment 1,054 1,349 1,644 1,703 1,308 283 Net interest income on a fully taxable equivalent basis $ 139,977 $ 173,902 $ 255,086 $ 341,077 $ 350,009 $ 85,538 Adjusted revenue $ 204,307 $ 243,156 $ 334,599 $ 435,027 $ 453,101 $ 113,000 Efficiency ratio 63.86% 73.60% 59.59% 58.68% 57.97% 60.68% Core non-interest expense $ 129,765 $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 70,787 Less: amortization on other intangible assets 3,223 4,775 7,763 11,222 11,161 2,213 Adjusted core non-interest expense $ 126,542 $ 154,321 $ 196,049 $ 236,419 $ 262,486 $ 68,574 Core non-interest income excluding gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 27,462 Net interest income on a fully taxable equivalent basis 139,977 173,902 255,086 341,077 350,009 85,538 Adjusted core revenue $ 204,307 $ 243,156 $ 334,599 $ 435,027 $ 453,101 $ 113,000 Efficiency ratio adjusted for non-core items 61.94% 63.47% 58.59% 54.35% 57.93% 60.68% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 40 TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Total stockholders equity $ 575,673 $ 845,025 $ 785,328 $ 1,053,534 $ 1,111,590 $ 1,137,821 Less: goodwill and other intangible assets 184,597 291,009 326,329 412,172 402,422 400,099 Tangible equity $ 391,076 $ 554,016 $ 458,999 $ 641,362 $ 709,168 $ 737,722 Total assets $ 4,760,764 $ 7,063,521 $ 7,207,304 $ 9,157,382 $ 9,254,247 $ 9,246,000 Less: goodwill and other intangible assets 184,597 291,009 326,329 412,172 402,422 400,099 Tangible assets $ 4,576,167 $ 6,772,512 $ 6,880,975 $ 8,745,210 $ 8,851,825 $ 8,845,901 Tangible equity to tangible assets 8.55% 8.18% 6.67% 7.33% 8.01% 8.34% Tangible equity $ 391,076 $ 554,016 $ 458,999 $ 641,362 $ 709,168 $ 737,722 Common shares outstanding 19,563,979 28,297,771 28,287,837 35,314,745 35,563,590 35,669,100 Tangible book value per share $ 19.99 $ 19.58 $ 16.23 $ 18.16 $ 19.94 $ 20.68 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements. (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impact of all gains and losses, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Annualized net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 98,696 Total average assets $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 $ 9,195,501 Return on average assets 0.73% 0.84% 1.43% 1.37% 1.28% 1.07% Return on average assets adjusted for non-core items: Net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 24,336 Add: net loss on investment securities 368 862 61 3,700 416 2 Less: tax effect of net loss on investment securities 77 181 13 777 87 — Less: net gain on assets disposals and other transactions — 493 — — — — Add: tax effect of net gain on asset disposals and other transactions — 104 — — — — Add: net loss on asset disposals and other transactions 290 — 616 2,837 3,310 361 Less: tax effect on net loss on asset disposals and other transactions 61 — 129 596 695 76 Add: acquisition-related expenses 489 21,423 3,016 16,970 169 — Less: tax effect on acquisition-related expenses 103 4,499 633 3,564 35 — Add: pension settlement charges 1,054 143 185 2,424 — — Less: tax effect on pension settlement charges 221 30 39 509 — — Add: COVID-19 expenses 1,332 1,248 134 — — — Less: tax effect on COVID-19 expenses 280 262 28 — — — Less: COVID -19 Employee Retention Credit — — — 548 — — Add: tax effect of COVID -19 Employee Retention Credit — — — 115 — — Add: other non-core charges 1,055 579 — — — — Less: tax effect on other non-core charges 222 122 — — — — Add: contract negotiation fees — 1,248 — — — — Less: tax effect on contract negotiation fees — 262 — — — — Net income adjusted for non-core items $ 40,319 $ 67,312 $ 104,461 $ 133,415 $ 120,283 $ 24,623 Total average assets $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 $ 9,195,501 Return on average assets adjusted for non-core items 0.85% 1.19% 1.47% 1.61% 1.32% 1.09%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 42 (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average tangible stockholders’ equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders’ equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders’ equity. ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Annualized net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 98,696 Add: amortization of other intangible assets 3,223 4,775 7,763 11,222 11,161 2,213 Less: tax effect of amortization of other intangible assets (a) 677 1,003 1,630 2,357 2,344 465 Net income excluding the amortization of intangible assets $ 34,770 $ 51,327 $ 107,425 $ 122,228 $ 126,022 $ 100,444 Total average equity $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,122,860 Less: average goodwill and other intangible assets 181,526 234,667 322,639 384,172 406,619 401,344 Average tangible equity $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 677,173 $ 721,516 Annualized net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 98,696 Total average equity $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,122,860 Return on average equity 6.04% 7.24% 12.69% 12.05% 10.81% 8.79% Annualized net income excluding the amortization of intangible assets $ 37,313 $ 51,327 $ 107,425 $ 122,228 $ 126,022 $ 105,785 Average tangible equity $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 677,173 $ 721,516 Return on average tangible equity 9.47% 12.16% 22.60% 21.96% 18.61% 14.66%

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 43 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impacts of all gains and losses, acquisition-related expenses, COVID-19 expenses, COVID-19 employee retention credit, and contract negotiation expenses. ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 YTD-25 Return on average equity adjusted for non-core items: Net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 24,336 Add: net loss on investment securities 368 862 61 3,700 416 2 Less: tax effect of net loss on investment securities (a) 77 181 13 777 87 — Less: net gain on assets disposals and other transactions — 493 — — — — Add: tax effect of net gain on asset disposals and other transactions — 104 — — — — Add: net loss on asset disposals and other transactios 290 — 616 2,837 3,310 361 Less: tax effect on net loss on asset disposals and other transactions (a) 61 — 129 596 695 76 Add: acquisition-related expenses 489 21,423 3,016 16,970 169 — Less: tax effect on acquisition-related expenses (a) 103 4,499 633 3,564 35 — Add: pension settlement charges 1,054 143 185 2,424 — — Less: tax effect on pension settlement charges (a) 221 30 39 509 — — Add: COVID-19 expenses 1,332 1,248 134 — — — Less: tax effect on COVID-19 related expenses (a) 280 262 28 — — — Less: COVID -19 Employee Retention Credit — — — 548 — — Add: tax effect of COVID -19 Employee Retention Credit — — — 115 — — Add: other non-core charges 1,055 579 — — — — Less: tax effect on other non-core charges (a) 222 122 — — — — Add: contract negotiation fees — 1,248 — — — — Less: tax effect on contract negotiation expenses (a) — 262 — — — — Net income adjusted for non-core items $ 38,391 $ 67,312 $ 104,461 $ 133,415 $ 120,283 $ 24,623 Average equity $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,122,860 Return on average equity adjusted for non-core items 6.67% 10.25% 13.09% 14.18% 11.10% 8.89% Net income adjusted for non-core items excluding the amortization of intangible assets $ 40,937 $ 71,086 $ 110,594 $ 142,280 $ 129,100 $ 26,371 Average tangible equity $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 677,173 $ 721,516 Return on average tangible equity adjusted for non-core items 10.39% 16.85% 23.27% 25.56% 19.06% 14.82%

peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. TYLER WILCOX President and Chief Executive Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com